Proposed Acquisition of McAfee Inc. August 19 th , 2010 Intel Corporation Intel Corporation Exhibit 99.2

Paul S. Otellini Paul S. Otellini President and Chief Executive Officer President and Chief Executive Officer

Transaction Highlights
$7.68B, all-cash transaction
Unanimously approved by both boards
Wholly owned subsidiary
Commitment by McAfee management team to
stay on for multiple years
Commitment to McAfee brand and all
product offerings

Internet Traffic Growth
Internet Traffic Growth
More Content, More Devices
More Content, More Devices
Source: Cisco
PB per Month PB per Month
Video
Internet Voice
Internet Gaming
File Sharing
Web/Email
Forecast

Aug 16, 2010
“Malware, Spam: More of a
Threat than Ever Before”
April 9, 2009
“Digital Pearl Harbor, Cyber
9/11, and E-Qaeda”
Aug 18, 2010
“Social networking sees rise
in identity theft”
Aug 13, 2010
“ID Theft On The Rise;
People Start To Take Notice”
June 4, 2006
“Experts See Sharp Rise in
Malware Attack Probability”
CYBER THREATS ARE INCREASING
CYBER THREATS ARE INCREASING

Increasing Threats
Increasing Threats
The number of malware in the McAfee Database is at an all time high,
The number of malware in the McAfee Database is at an all time high, and 10 million more were added in the first half of 2010
and 10 million more were added in the first half of 2010
Total Count of Unique Malware in McAfee Labs Database
Source: McAfee  Q2 2010 Threats report Source: McAfee  Q2 2010 Threats report

SECURITY: SECURITY: The Third Pillar Of Computing The Third Pillar Of Computing SECURITY Energy-Efficient PERFORMANCE Internet CONNECTIVITY

Renée J. James Renée J. James Senior Vice President Senior Vice President General Manager, Software and Services Group General Manager, Software and Services Group

Recent Software Acquisitions

Security At Intel
Security At Intel
Intel has been thinking about security for some time …
Intel has been thinking about security for some time …
•
•
Defense filters that systematically guard against viruses and
Defense filters that systematically guard against viruses and malicious attacks
malicious attacks
•
•
Anti-theft technology
Anti-theft technology
•
•
And more
And more
Through products such as
Through products such as
…
…
•
•
Intel®
Intel®
Active Management
Active Management
Technology
Technology
•
•
Intel®
Intel®
vPro™
vPro™
family of
family of
platforms
platforms
•
•
Intel®
Intel®
Anti-Theft Technology
Anti-Theft Technology

Successful Partnership
Successful Partnership
Positive partnership for 18 months
Positive partnership for 18 months
McAfee and the company strategy McAfee and the company strategy
Possibilities of a closer relationship between Possibilities of a closer relationship between hardware and software hardware and software
McAfee’s incredible employees
Wholly owned subsidiary
Wholly owned subsidiary
Focus on its current, very Focus on its current, very
profitable business profitable business
Maintain all its current product lines Maintain all its current product lines and support for multiple architectures and support for multiple architectures and platforms and platforms
•
•
Based on this positive collaboration, McAfee is the best security
Based on this positive collaboration, McAfee is the best security software partner for Intel
software partner for Intel
•
•
Hardware-enhanced software will significantly enhance protection
Hardware-enhanced software will significantly enhance protection for
for
consumers,
consumers,
governments
governments
and
and
businesses
businesses
–
–
and
and
also lead to
also lead to
breakthrough security innovations
breakthrough security innovations
•
•
First fruits of our strategic partnership will be released in 2011
First fruits of our strategic partnership will be released in 2011

Dave DeWalt Dave DeWalt President and Chief Executive Officer President and Chief Executive Officer McAfee, Inc. McAfee, Inc.

Andy Bryant
Andy Bryant
Executive Vice President
Executive Vice President
Technology, Manufacturing and Enterprise Services
Technology, Manufacturing and Enterprise Services
Chief Administrative Officer
Chief Administrative Officer

Transaction Summary
Transaction Summary
Purchase Price:
$7.68B , all cash transaction ; $6.8 billion net of cash
Earnings:
• GAAP – slightly dilutive in year one, approximately flat in year two, and improving beyond that
GAAP purchase accounting requires us to take a one-time write down of deferred revenue when the transaction closes and to amortize acquired  intangibles.
Non-GAAP excluding adjustments- slightly accretive in year one and improving beyond that
Synergies:
Significant long term financial and strategic synergies
Price:
~60% premium to closing price yesterday and four weeks ago, within range of comparable deals
Multiple of estimated earnings also in line with recent technology deals
Closing:
As early as the end of this year, subject to regulatory clearances, McAfee stockholder approval, and customary closing conditions specified in the agreement

Forward Looking Statements
Forward Looking Statements
This presentation includes forward-looking statements about the proposed transaction between Intel and McAfee, including without limitation statements about the growth of internet traffic, the growth of the security business, the benefits of the proposed transaction and plans to release a product resulting from the strategic partnership in 2011. Many factors could cause actual results to differ materially from those expressed in these forward-looking statements. Intel presently considers the following to be the important factors that could cause actual results to differ materially from the forward looking statements. Risks and uncertainties arising from the possibility that the closing of the proposed transaction may be delayed or may not occur.  Difficulties with the integration process or the realization of the benefits of the proposed transaction. Litigation or regulatory matters involving antitrust and other issues that could affect the timing of closing of the proposed transaction. Intel’s ability to respond quickly to technological developments and to incorporate new features into its products as a result of the proposed transaction. The intensely competitive industries in which Intel and McAfee operate.  General economic conditions in the regions and industries in which Intel and McAfee operate. In addition, please refer to the documents that Intel files with the SEC on Forms 10-K, 10-Q and 8-K. The filings by Intel identify and address other important factors that could cause events and results to differ materially from those contained in the forward-looking statements set forth in this presentation. Intel is under no duty to update any of the forward-looking statements after the date of this presentation to conform to actual results.

Additional Information
Additional Information
Additional Information and Where to find it
McAfee intends to file with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement and a definitive proxy statement and other relevant materials in connection with the merger. The definitive proxy statement will be sent or given to the stockholders of McAfee. Before making any voting or investment decision with respect to the merger, investors and stockholders of McAfee are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the merger. The proxy statement and other relevant materials (when they become available), and any other documents filed by McAfee with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov, at McAfee’s website at www. mcafee .com (click on
“Investor Information”, then on “SEC Filings”) or from McAfee by contacting Investor Relations by mail at
McAfee , Inc., 3965 Freedom Circle, Santa Clara, California 95054, Attention: Investor Relations, by
telephone at 408 346-5223.
Participants in the Solicitation
McAfee and Intel and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from McAfee stockholders in connection with the merger. Information about
Intel’s directors and executive officers is set forth in Intel’s 2010 proxy statement on Schedule 14A filed with the SEC on April 2, 2010 and its Annual Report on Form 10-K for the year ended December 26, 2009, filed on February 22, 2010, respectively. Information about McAfee’s directors and executive officers is set forth in its 2010 proxy statement on Schedule 14A filed with the SEC on April 30, 2010 (as revised on May
10, 2010). Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger will be included in the proxy statement that McAfee intends to file with the SEC.